EXHIBIT 4.3

OFFICER’S CERTIFICATE PURSUANT TO

SECTIONS 3.01 AND 3.03 OF THE INDENTURE IDENTIFIED BELOW

The undersigned officer of Exxon Mobil Corporation (the “Company”), acting pursuant to authorization contained in resolutions of the Board of Directors of the Company duly adopted on January 29, 2020, as amended by a resolution of the Board of Directors of the Company duly adopted on April 3, 2020, and in resolutions of the Finance Committee of the Board of Directors of the Company duly adopted on January 29, 2020, as amended by a resolution of the Finance Committee of the Board of Directors of the Company duly adopted on April 3, 2020, does hereby authorize, adopt and approve the following terms for (a) a series of the Company’s debt securities designated as “0.142% Notes due 2024” (the “2024 Notes”); (b) a series of the Company’s debt securities designated as “0.524% Notes due 2028” (the “2028 Notes”); (c) a series of the Company’s debt securities designated as “0.835% Notes due 2032” (the “2032 Notes”) and (d) a series of the Company’s debt securities designated as “1.408% Notes due 2039” (the “2039 Notes” and, together with the 2024 Notes, the 2028 Notes and the 2032 Notes, the “Notes”), each such series to be issued under an indenture, dated as of March 20, 2014 (the “Base Indenture”), as supplemented by a first supplemental indenture, dated as of June 26, 2020 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), which Notes have been registered for sale with the Securities and Exchange Commission pursuant to a Registration Statement on Form S-3 (No. 333-237052) under the Securities Act of 1933, as amended. Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

I    The 2024 Notes are entitled “0.142% Notes due 2024”. The 2028 Notes are entitled “0.524% Notes due 2028”. The 2032 Notes are entitled “0.835% Notes due 2032”. The 2039 Notes are entitled “1.408% Notes due 2039”.

II    (a) The 2024 Notes are limited in aggregate principal amount to €1,500,000,000; (b) the 2028 Notes are limited in aggregate principal amount to €1,000,000,000; (c) the 2032 Notes are limited in aggregate principal amount to €1,000,000,000; and (d) the 2039 Notes are limited in aggregate principal amount to €1,000,000,000, in each case, subject to (i) the Company’s right from time to time, without giving notice to or seeking the consent of the holders of a series of the Notes, to issue an unlimited amount of additional securities having the same ranking and the same interest rate, maturity and other terms as such series of the Notes other than issue date, issue price and the payment of interest accruing prior to the issue date of the additional securities (such additional securities having such similar terms, together with the applicable series of the Notes, constituting a single series of securities under the Indenture), provided that if such additional securities are not fungible with the then-outstanding Notes of the applicable series for U.S. federal income tax purposes, the additional securities shall have a separate CUSIP, ISIN, common code or other identifying number, as applicable, and (ii) Notes of any series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of such series pursuant to the provisions of the Indenture.

III    (a) The 2024 Notes will mature on June 26, 2024; (b) the 2028 Notes will mature on June 26, 2028; (c) the 2032 Notes will mature on June 26, 2032 and (d) the 2039 Notes will mature on June 26, 2039, in each case subject to the provisions of the Indenture and this Officer’s Certificate relating to acceleration and subject to the provisions of the Indenture and this Officer’s Certificate relating to optional redemption.

A “Business Day” means (a) each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City or London, United Kingdom (or other Place of Payment specified pursuant to the Indenture) are authorized or obligated by law or executive order to close and (b) a day on which commercial banking institutions are open for business and carrying out transactions in Euros in the country in which the Paying Agent (as defined below) has its specified office and is a day on which the Trans-European Automated Real Time Gross Settlement Express Transfer System is operating.

IV    Interest on the Notes

Interest on the Notes of each series will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes of such series (or from June 26, 2020, if no interest has been paid on the Notes of such series), to but excluding the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. The 2024 Notes will bear interest from June 26, 2020, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or provided for to, but excluding, the next Interest Payment Date or Maturity, as the case may be (each of these periods, a “Interest Period”), at the rate of 0.142% per annum, payable annually in arrears on June 26 of each year (each an “Interest Payment Date”), commencing on June 26, 2021 to the persons in whose names the 2024 Notes are registered at the close of business on the immediately preceding Regular Record Date (as defined below). The 2028 Notes will bear interest for each Interest Period at the rate of 0.524% per annum, payable annually in arrears on each Interest Payment Date, commencing on June 26, 2021 to the persons in whose names the 2028 Notes are registered at the close of business on the immediately preceding Regular Record Date. The 2032 Notes will bear interest for each Interest Period at the rate of 0.835% per annum, payable annually in arrears on each Interest Payment Date, commencing on June 26, 2021 to the persons in whose names the 2032 Notes are registered at the close of business on the immediately preceding Regular Record Date. The 2039 Notes will bear interest for each Interest Period at the rate of 1.408% per annum, payable annually in arrears on each Interest Payment Date, commencing on June 26, 2021 to the persons in whose names the 2039 Notes are registered at the close of business on the immediately preceding Regular Record Date. If any Interest Payment Date (or any other date on which the principal of or any premium or interest on the Notes of a series is payable) is a day that is not a Clearing System Business Day (as defined below), the applicable payment will be made on the following Clearing System Business Day.

For purposes of this Clause IV (and as used elsewhere herein):

“Clearing System” or “Clearing Systems” mean, in the singular or the plural as the context may require, Clearstream Banking, société anonyme in Luxembourg (“Clearstream Luxembourg”) and/or Euroclear Bank S.A./N.V. (“Euroclear”).

“Clearing System Business Day” means a day on which each Clearing System for which any global security is being held is open for business.

A “Regular Record Date” means, for the Notes of a series, the close of business (in the relevant Clearing System) on the Clearing System Business Day immediately preceding the applicable Interest Payment Date for the Notes of such series (or, if the Notes of such series are held in definitive form, the 15th calendar day preceding the applicable Interest Payment Date, whether or not a Business Day).

V    Principal and interest on the Notes shall be payable, and the Notes may be surrendered for registration of transfer or exchange, at the office or agency of the Company maintained for that purpose, pursuant to the Indenture, which shall initially be the Corporate Trust Office of the Trustee located at, 60 Wall Street, 24th Floor, Trust & Agency Services, New York, New York 10005, in such coin or currency of the European Monetary Union as at the time of payment is legal tender for payment of public and private debt, subject to Clause XI hereof.

The Company, by or through the Paying Agent or one or more additional paying agents, may at its option pay interest by check payable in such money mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, however, that payments in connection with Global Securities to the Depositary (as defined below) will be made by wire transfer of immediately available funds to the account of the Depositary or its nominee.

VI    Any or all of the 2024 Notes are redeemable at the Company’s option, at any time prior to May 26, 2024 (the date that is one month before Maturity) at a redemption price for any 2024 Notes to be redeemed on a Redemption Date equal to the greater of the following amounts:

•	100% of the principal amount of the 2024 Notes being redeemed; or

•

the sum of the present values of the remaining scheduled payments of principal and interest on the 2024 Notes being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below), plus 15 basis points;

plus, in each case, accrued and unpaid interest on such 2024 Notes to the Redemption Date. Any or all of the 2024 Notes are redeemable at the Company’s option, at any time on or after May 26, 2024 (the date that is one month before Maturity), at a redemption price for any 2024 Notes to be redeemed on a Redemption Date equal to 100% of the principal amount of the 2024 Notes being redeemed on such Redemption Date plus, in each case, accrued and unpaid interest on the 2024 Notes to such Redemption Date.

Any or all of the 2028 Notes are redeemable at the Company’s option, at any time prior to March 26, 2028 (the date that is three months before Maturity) at a redemption price for any 2028 Notes to be redeemed on a Redemption Date equal to the greater of the following amounts:

•	100% of the principal amount of the 2028 Notes being redeemed; or

•

the sum of the present values of the remaining scheduled payments of principal and interest on the 2028 Notes being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate, plus 20 basis points;

plus, in each case, accrued and unpaid interest on such 2028 Notes to the Redemption Date. Any or all of the 2028 Notes are redeemable at the Company’s option, at any time on or after March 26, 2028 (the date that is three months before Maturity), at a redemption price for any 2028 Notes to be redeemed on a Redemption Date equal to 100% of the principal amount of the 2028 Notes being redeemed on such Redemption Date plus, in each case, accrued and unpaid interest on the 2028 Notes to such Redemption Date.

Any or all of the 2032 Notes are redeemable at the Company’s option, at any time prior to March 26, 2032 (the date that is three months before Maturity) at a redemption price for any 2032 Notes to be redeemed on a Redemption Date equal to the greater of the following amounts:

•	100% of the principal amount of the 2032 Notes being redeemed; or

•

the sum of the present values of the remaining scheduled payments of principal and interest on the 2032 Notes being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate, plus 20 basis points;

plus, in each case, accrued and unpaid interest on such 2032 Notes to the Redemption Date. Any or all of the 2032 Notes are redeemable at the Company’s option, at any time on or after March 26, 2032 (the date that is three months before Maturity), at a redemption price for any 2032 Notes to be redeemed on a Redemption Date equal to 100% of the principal amount of the 2032 Notes being redeemed on such Redemption Date plus, in each case, accrued and unpaid interest on the 2032 Notes to such Redemption Date.

Any or all of the 2039 Notes are redeemable at the Company’s option, at any time prior to December 26, 2038 (the date that is six months before Maturity) at a redemption price for any 2039 Notes to be redeemed on a Redemption Date equal to the greater of the following amounts:

•	100% of the principal amount of the 2039 Notes being redeemed; or

•

the sum of the present values of the remaining scheduled payments of principal and interest on the 2039 Notes being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate, plus 25 basis points;

plus, in each case, accrued and unpaid interest on such 2039 Notes to the Redemption Date. Any or all of the 2039 Notes are redeemable at the Company’s option, at any time on or after December 26, 2038 (the date that is six months before Maturity), at a redemption price for any 2039 Notes to be redeemed on a Redemption Date equal to 100% of the principal amount of the 2039 Notes being redeemed on such Redemption Date plus, in each case, accrued and unpaid interest on the 2039 Notes to such Redemption Date.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the relevant Interest Payment Date to the Holders of such Notes as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date. The redemption price will be calculated on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes of the applicable series (or from June 26, 2020, if no interest has been paid on the Notes of the applicable series), to but excluding the redemption date (ACTUAL/ACTUAL (ICMA)).

The Company will send notice of any redemption not more than 60 nor less than 10 days before the Redemption Date to each Holder of the Notes to be redeemed, with such notice to be sent in accordance with the provisions of the Indenture. Once notice of redemption is sent, the Notes called for redemption will become due and payable on the Redemption Date and at the applicable redemption price, plus accrued and unpaid interest to the Redemption Date, subject to any conditions precedent specified in such notice.

On and after the Redemption Date, interest will cease to accrue on the Notes or any portion of the Notes called for redemption (unless the Company defaults in the payment of the redemption price and accrued interest). On or before the Redemption Date, the Company will deposit with the Paying Agent or the Trustee money sufficient to pay the redemption price of and accrued interest on the Notes to be redeemed on that date. If less than all of the Notes of a series are to be redeemed, the Notes of that series to be redeemed shall be selected by the Trustee pro rata, by lot, or by such other method the Trustee deems to be fair and appropriate, in each case in accordance with the applicable procedures of the Clearing Systems.

For purposes of this Clause VI:

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Notes of the applicable series to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any redemption date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Notes of the applicable series to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

VII     If (a) the Company becomes or will become obligated to pay additional amounts with respect to any of the Notes as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendments to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is publicly announced and becomes effective, on or after June 23, 2020 or (b) a taxing authority of the United States takes an action on or after June 23, 2020, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such additional amounts, then the Company may, at its option, redeem, as a whole, but not in part, the applicable series of the Notes on any interest payment date on not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for redemption. No redemption pursuant to subclause (b) of this Clause VII shall be made unless the Company shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that the Company will or may be required to pay the additional amounts described in Clause VIII, the Company shall have delivered to the Trustee a certificate, signed by a duly authorized officer, stating that based on such opinion the Company is entitled to redeem the Notes pursuant to their terms.

VIII     The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on the Notes of each series such additional amounts as are necessary in order that the net payment by the Company or the Paying Agent of the principal of and interest on the Notes of a series to a holder that is not a United States person (as defined below), after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the Notes of each series to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)    to any tax, assessment or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such holder holds such note), or a fiduciary, settlor, beneficiary, member or shareholder of the Holder or beneficial owner if the Holder or beneficial owner is an estate, trust, partnership, corporation or other entity, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)    being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

(b)    having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Notes of a series or the receipt of any payment or the enforcement of any rights thereunder), including being or having been a citizen or resident of the United States;

(c)    being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for United States federal income tax purposes, a foreign tax-exempt organization or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)    being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision; or

(e)    being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, as described in Section 881(c)(3) of the Code or any successor provision;

(2)    to any Holder that is not the sole beneficial owner of the Notes of a series, or a portion of the Notes of such series, or that is a fiduciary, partnership, limited liability company or other fiscally transparent entity, but only to the extent that a beneficial owner with respect to the Holder, a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership, limited liability company or other fiscally transparent entity would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)    to any tax, assessment or other governmental charge that would not have been imposed but for the failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of the Notes of a series, if compliance is required by statute, by regulation of the United States or any taxing authority therein, by an applicable income tax treaty to which the United States is a party or as a precondition to exemption from, or reduction in such tax, assessment or other governmental charge;

(4)    to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or an applicable withholding agent from the payment;

(5)    to any tax, assessment or other governmental charge that would not have been imposed but for a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)    to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains or personal property tax or similar tax, assessment or other governmental charge or excise tax imposed on the transfer of Notes of a series;

(7)    to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes of a series, if such payment can be made without such withholding by at least one other paying agent;

(8)    to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of any Note, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(9)    to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner being a bank (i) purchasing the Notes of a series in the ordinary course of its lending business or (ii) that is neither (A) buying the Notes for investment purposes only nor (B) buying the Notes of a series for resale to a third party that either is not a bank or holding the Notes for investment purposes only;

(10)    to any tax, assessment or other governmental charge imposed under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code whether currently in effect or as published and amended from time to time; or

(11)    in the case of any combination of items (1) through (10) above.

The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Notes. Except as specifically provided herein, the Company will not be required to make any payment for any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used herein, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States person” means any individual who is a citizen or resident of the United States for United States federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

If the Company is required to pay additional amounts with respect to the Notes, the Company will notify the Trustee and the Paying Agent pursuant to a certificate signed by a duly authorized officer that specifies the additional amounts payable and when the additional amounts are payable. If the Trustee and the Paying Agent do not receive such an officer’s certificate from us, the Trustee and the Paying Agent may rely on the absence of such an officer’s certificate in assuming that no such additional amounts are payable.

IX      The Notes shall not be entitled to the benefit of any mandatory redemption or sinking fund.

X     The Notes shall be issued only in denominations of €100,000, and any integral multiple of €1,000 in excess thereof.

XI     All payments of interest and principal, including payments made upon any redemption of the Notes of a series, will be payable in Euros. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or if the Euro is no longer being used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in United States dollars until the Euro is again available to the Company or so used. The amount payable on any date in Euros will be converted into United States dollars on the basis of the most recently available market exchange rate for Euros. Any payment in respect of the Notes so made in United States dollars will not constitute an Event of Default.

XII     The Trustee, Paying Agent and Security Registrar for the Notes shall initially be Deutsche Bank Trust Company Americas.

XIII     Upon issuance, the Notes of each series will be represented by one or more global Securities representing all of the aggregate principal amount of such Notes and will be registered in the name of a nominee of Deutsche Bank AG, London Branch, which will initially act as common depositary for the accounts of Clearstream Luxembourg and Euroclear. Deutsche Bank AG, London Branch, or any successor depositary for the Notes permitted by the terms of the Indenture, this Officer’s Certificate and the Notes, is herein referred to as the “Depositary.” Except as set forth in the Indenture, owners of beneficial interests in the Notes will not be entitled to have Notes registered in their names, will not receive or be entitled to receive Notes in definitive form and will not be considered Holders of Notes under the Indenture.

Notwithstanding any other provisions of the Indenture, this Officer’s Certificate or the Notes, unless and until exchanged in whole or in part for the individual Securities represented thereby, the global Security or Securities representing all or a portion of the Notes of the applicable series may not be transferred except, as provided in Section 3.05 of the Indenture, by the Depositary to another nominee of the Depositary for the Notes, or by a nominee of such Depositary to such Depositary or another nominee of such Depositary, or by such Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.

XIV    The Notes shall be defeasible pursuant to Section 4.03 of the Indenture.

XV     The issue price to public of the 2024 Notes shall be 100.000% of the principal amount of the 2024 Notes. The issue price to public of the 2028 Notes shall be 100.000% of the principal amount of the 2028 Notes. The issue price to public of the 2032 Notes shall be 100.000% of the principal amount of the 2032 Notes. The issue price to public of the 2039 Notes shall be 100.000% of the principal amount of the 2039 Notes.

XV     The underwriters’ commission or discount as a percentage of the principal amount of the 2024 Notes shall be 0.100% of the principal amount of the 2024 Notes. The underwriters’ commission or discount as a percentage of the principal amount of the 2028 Notes shall be 0.160% of the principal amount of the 2028 Notes. The underwriters’ commission or discount as a percentage of the principal amount of the 2032 Notes shall be 0.200% of the principal amount of the 2032 Notes. The underwriters’ commission or discount as a percentage of the principal amount of the 2039 Notes shall be 0.280% of the principal amount of the 2039 Notes.

Furthermore, we hereby approve the form of and authorize the execution and delivery of the Notes substantially in the forms attached hereto as Exhibit A, Exhibit B, Exhibit C and Exhibit D.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate on behalf of the Company as of this 26th day of June, 2020.

By:	/s/ J. M. Spellings
Name:	J. M. Spellings
Title:	Vice President, Treasurer and General Tax Counsel

[Signature Page to Officer’s Certificate pursuant to Sections 3.01 and 3.03 of the Indenture]

EXHIBIT A

[Form of 0.142% Note due 2024]

[Face of Security]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM,” AND TOGETHER WITH EUROCLEAR, “CLEARING SYSTEMS”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF BT GLOBENET NOMINEES LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CLEARING SYSTEMS (AND ANY PAYMENT IS MADE TO BT GLOBENET NOMINEES LIMITED OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CLEARING SYSTEMS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, BT GLOBENET NOMINEES LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY (OR A NOMINEE THEREOF) FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND DEPOSITED WITH, CLEARSTREAM AND/OR EUROCLEAR (THE “COMMON DEPOSITARY”). THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE COMMON DEPOSITARY OR OTHER DULY APPOINTED DEPOSITARY OR SUCH NOMINEE, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

EXXON MOBIL CORPORATION

No. [ ]	€[ ]

CUSIP / ISIN / Common Code: U30276 AC0 / XS2196322155 / 219632215

EXXON MOBIL CORPORATION, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Deutsche Bank AG, London Branch, as common depositary for Euroclear Bank S.A./N.V. and Clearstream Banking, société anonyme, the principal sum of [            ] EUROS on June 26, 2024 and to pay interest thereon from June 26, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on June 26 in each year, commencing on June 26, 2021 at the rate of 0.142% per annum, computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities (or from June 26, 2020, if no interest has been paid on the Securities), to but excluding the next scheduled Interest Payment Date, until the principal hereof is paid or made available for payment. The interest so payable, and timely paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so timely paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, pursuant to the Indenture, which shall initially be the Corporate Trust Office of the Trustee located at 60 Wall Street, 24th Floor, Trust & Agency Services, New York,

New York 10005, in such coin or currency of the European Monetary Union as at the time of payment is legal tender for payment of public and private debt. The Company, by or through the Paying Agent or one or more additional paying agents, may at its option pay interest by check payable in such money mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, however, that payments in connection with Global Securities to the Common Depositary will be made by wire transfer of immediately available funds to the account of the Common Depositary or its nominee.

Reference is hereby made to the further provisions of this Security set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: June 26, 2020

EXXON MOBIL CORPORATION

By:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the Indenture described herein.

Dated: June 26, 2020

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Title:	Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 20, 2014, between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) (as amended and supplemented by a first supplemental indenture, dated as of the date hereof, between the Company and the Trustee, and as further supplemented by the Officer’s Certificate setting forth the terms of the Securities dated as of the date hereof, herein called the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to €1,500,000,000, subject to (i) the Company’s right from time to time, without giving notice to or seeking the consent of the holders of the Securities, to issue an unlimited amount of additional securities in one or more series having the same ranking and the same interest rate, maturity and other terms as the Securities other than issue date, issue price and the payment of interest accruing prior to the issue date of the additional securities (such additional securities having such similar terms, together with the Securities of this series, constituting a single issue of Securities under the Indenture), provided that if such additional securities are not fungible with the then-outstanding Securities of this series for U.S. federal income tax purposes, the additional securities shall have a separate CUSIP, ISIN, common code or other identifying number, as applicable, and (ii) Securities of this series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to the provisions of the Indenture. The Securities of this series are issuable as Securities only in registered form, without coupons in denominations of €100,000 or any integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Security or Securities to be exchanged at any office or agency described below where Securities of this series may be presented for registration of transfer.

Any or all of the Securities of this series are redeemable at the Company’s option at any time. The redemption price for any Securities to be redeemed on any date fixed for redemption by or pursuant to the Indenture and the Securities (a “Redemption Date”) that is prior to May 26, 2024 (one month before Maturity of the Securities) will be equal to the greater of the following amounts:

•	100% of the principal amount of the Securities being redeemed; or

•

the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate, plus 15 basis points;

plus, in each case, accrued and unpaid interest on the Securities to such Redemption Date.

The redemption price for any Securities to be redeemed on a Redemption Date that is on or after May 26, 2024 (one month before Maturity of the Securities) will be equal to 100% of the principal amount of the Securities being redeemed on such Redemption Date, plus accrued and unpaid interest on such Securities to such Redemption Date.

Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the relevant Interest Payment Date to the Holders of the Securities as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date. The redemption price will be calculated on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities (or from June 26, 2020, if no interest has been paid on the Securities), to but excluding the redemption date (ACTUAL/ACTUAL (ICMA)).

Partial redemption must be made in an amount not less than €100,000 or any integral multiple of €1,000 in excess thereof.

If (a) the Company becomes or will become obligated to pay additional amounts with respect to any of the Securities as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendments to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is publicly announced and becomes effective, on or after June 23, 2020 or (b) a taxing authority of the United States takes an action on or after June 23, 2020, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such additional amounts, then the Company may, at its option, redeem, as a whole, but not in part, the applicable series of the Securities on any interest payment date on not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for redemption. No redemption pursuant to subclause (b) above shall be made unless the Company shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that the Company will or may be required to pay the additional amounts described herein, the Company shall have delivered to the trustee a certificate, signed by a duly authorized officer, stating that based on such opinion the Company is entitled to redeem the Securities pursuant to their terms.

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on the Securities such additional amounts as are necessary in order that the net payment by the Company or the Paying Agent of the principal of and interest on the Securities to a Holder that is not a United States person (as defined below), after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the Securities to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)    to any tax, assessment or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such holder holds such Security), or a fiduciary, settlor, beneficiary, member or shareholder of the Holder or beneficial owner if the Holder or beneficial owner is an estate, trust, partnership, corporation or other entity, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)    being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

(b)    having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Securities or the receipt of any payment or the enforcement of any rights thereunder), including being or having been a citizen or resident of the United States;

(c)    being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for United States federal income tax purposes, a foreign tax-exempt organization or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)    being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision; or

(e)    being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, as described in Section 881(c)(3) of the Code or any successor provision;

(2)    to any Holder that is not the sole beneficial owner of the Securities, or a portion of the Securities, or that is a fiduciary, partnership, limited liability company or other fiscally transparent entity, but only to the extent that a beneficial owner with respect to the Holder, a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership, limited liability company or other fiscally transparent entity would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)    to any tax, assessment or other governmental charge that would not have been imposed but for the failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of Securities, if compliance is required by statute, by regulation of the United States or any taxing authority therein, by an applicable income tax treaty to which the United States is a party or as a precondition to exemption from, or reduction in such tax, assessment or other governmental charge;

(4)    to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or an applicable withholding agent from the payment;

(5)    to any tax, assessment or other governmental charge that would not have been imposed but for a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)    to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains or personal property tax or similar tax, assessment or other governmental charge or excise tax imposed on the transfer of Securities;

(7)    to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Securities, if such payment can be made without such withholding by at least one other paying agent;

(8)    to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of any Security, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(9)    to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner being a bank (i) purchasing the Securities in the ordinary course of its lending business or (ii) that is neither (A) buying the notes for investment purposes only nor (B) buying the Securities for resale to a third party that either is not a bank or holding the Securities for investment purposes only;

(10)    to any tax, assessment or other governmental charge imposed under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code whether currently in effect or as published and amended from time to time; or

(11)    in the case of any combination of items (1) through (10) above.

The Securities are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Securities. Except as specifically provided herein, the Company will not be required to make any payment for any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used herein, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States person” means any individual who is a citizen or resident of the United States for United States federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

If the Company is required to pay additional amounts with respect to the Securities, the Company will notify the Trustee and the Paying Agent pursuant to a certificate signed by a duly authorized officer that specifies the additional amounts payable and when the additional amounts are payable. If the Trustee and the Paying Agent do not receive such an officer’s certificate from us, the Trustee and the Paying Agent may rely on the absence of such an officer’s certificate in assuming that no such additional amounts are payable.

Notice of redemption will be sent to Holders of Securities, not more than 60 days nor less than 10 days prior to the date fixed for redemption, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Securities to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any redemption date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

Subject to certain conditions set forth in the Indenture, the Company at any time may discharge or defease some of or all of its obligations under this Security and the Indenture in accordance with Section 4.03 of the Indenture.

All payments of interest and principal, including payments made upon any redemption of the Securities of this series, will be payable in Euros. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or if the Euro is no longer being used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Securities of this series will be made in United States dollars until the Euro is again available to the Company or so used. The amount payable on any date in Euros will be converted into United States dollars on the basis of the most recently available market exchange rate for Euros. Any payment in respect of the Securities so made in United States dollars will not constitute an Event of Default under this Security or the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding (with each series voting as a separate class in certain cases specified in the Indenture, or with all series voting as one class, in certain other cases specified in the Indenture), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notification of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice at the Corporate Trust Office of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series and all other affected series shall have made written request to the Trustee to institute such proceeding as trustee (and offered security or indemnity satisfactory to the Trustee), and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of all affected series a direction inconsistent with such request and shall have failed to institute such proceedings within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and any interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and any interest on such Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Company and the Trustee shall be entitled to request an opinion of counsel providing that the transfer complies with applicable securities laws.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Notwithstanding anything in the Indenture or in the terms of this Security to the contrary, the exchange of this Security for a Security will be subject to satisfaction of the provisions of the United States tax laws in effect at the time of the exchange. Neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be required to exchange this Security for a Security if (a) as a result thereof and in the Company’s judgment, the Company would incur adverse consequences under then applicable United States Federal income tax laws and (b) in the case of the Trustee or any agent of the Company or the Trustee, the Company shall have delivered to such Person an Officer’s Certificate and an Opinion of Counsel as to the matters set forth in clause (a) above.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT B

[Form of 0.524% Note due 2028]

[Face of Security]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM,” AND TOGETHER WITH EUROCLEAR, “CLEARING SYSTEMS”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF BT GLOBENET NOMINEES LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CLEARING SYSTEMS (AND ANY PAYMENT IS MADE TO BT GLOBENET NOMINEES LIMITED OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CLEARING SYSTEMS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, BT GLOBENET NOMINEES LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY (OR A NOMINEE THEREOF) FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND DEPOSITED WITH, CLEARSTREAM AND/OR EUROCLEAR (THE “COMMON DEPOSITARY”). THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE COMMON DEPOSITARY OR OTHER DULY APPOINTED DEPOSITARY OR SUCH NOMINEE, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

EXXON MOBIL CORPORATION

No. [ ]	€[ ]

CUSIP / ISIN / Common Code: U30276 AF3 / XS2196322312 / 219632231

EXXON MOBIL CORPORATION, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Deutsche Bank AG, London Branch, as common depositary for Euroclear Bank S.A./N.V. and Clearstream Banking, société anonyme, the principal sum of [                ] EUROS on June 26, 2028 and to pay interest thereon from June 26, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on June 26 in each year, commencing on June 26, 2021 at the rate of 0.524% per annum, computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities (or from June 26, 2020, if no interest has been paid on the Securities), to but excluding the next scheduled Interest Payment Date, until the principal hereof is paid or made available for payment. The interest so payable, and timely paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so timely paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, pursuant to the Indenture, which shall initially be the Corporate Trust Office of the Trustee located at 60 Wall Street, 24th Floor, Trust & Agency Services, New York,

New York 10005, in such coin or currency of the European Monetary Union as at the time of payment is legal tender for payment of public and private debt. The Company, by or through the Paying Agent or one or more additional paying agents, may at its option pay interest by check payable in such money mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, however, that payments in connection with Global Securities to the Common Depositary will be made by wire transfer of immediately available funds to the account of the Common Depositary or its nominee.

Reference is hereby made to the further provisions of this Security set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: June 26, 2020

EXXON MOBIL CORPORATION

By:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the Indenture described herein.

Dated: June 26, 2020

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Title:	Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 20, 2014, between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) (as amended and supplemented by a first supplemental indenture, dated as of the date hereof, between the Company and the Trustee, and as further supplemented by the Officer’s Certificate setting forth the terms of the Securities dated as of the date hereof, herein called the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to €1,000,000,000, subject to (i) the Company’s right from time to time, without giving notice to or seeking the consent of the holders of the Securities, to issue an unlimited amount of additional securities in one or more series having the same ranking and the same interest rate, maturity and other terms as the Securities other than issue date, issue price and the payment of interest accruing prior to the issue date of the additional securities (such additional securities having such similar terms, together with the Securities of this series, constituting a single issue of Securities under the Indenture), provided that if such additional securities are not fungible with the then-outstanding Securities of this series for U.S. federal income tax purposes, the additional securities shall have a separate CUSIP, ISIN, common code or other identifying number, as applicable, and (ii) Securities of this series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to the provisions of the Indenture. The Securities of this series are issuable as Securities only in registered form, without coupons in denominations of €100,000 or any integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Security or Securities to be exchanged at any office or agency described below where Securities of this series may be presented for registration of transfer.

Any or all of the Securities of this series are redeemable at the Company’s option at any time. The redemption price for any Securities to be redeemed on any date fixed for redemption by or pursuant to the Indenture and the Securities (a “Redemption Date”) that is prior to March 26, 2028 (three months before Maturity of the Securities) will be equal to the greater of the following amounts:

•	100% of the principal amount of the Securities being redeemed; or

•

the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate, plus 20 basis points;

plus, in each case, accrued and unpaid interest on the Securities to such Redemption Date.

The redemption price for any Securities to be redeemed on a Redemption Date that is on or after March 26, 2028 (three months before Maturity of the Securities) will be equal to 100% of the principal amount of the Securities being redeemed on such Redemption Date, plus accrued and unpaid interest on such Securities to such Redemption Date.

Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the relevant Interest Payment Date to the Holders of the Securities as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date. The redemption price will be calculated on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities (or from June 26, 2020, if no interest has been paid on the Securities), to but excluding the redemption date (ACTUAL/ACTUAL (ICMA)).

Partial redemption must be made in an amount not less than €100,000 or any integral multiple of €1,000 in excess thereof.

If (a) the Company becomes or will become obligated to pay additional amounts with respect to any of the Securities as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendments to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is publicly announced and becomes effective, on or after June 23, 2020 or (b) a taxing authority of the United States takes an action on or after June 23, 2020, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such additional amounts, then the Company may, at its option, redeem, as a whole, but not in part, the applicable series of the Securities on any interest payment date on not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for redemption. No redemption pursuant to subclause (b) above shall be made unless the Company shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that the Company will or may be required to pay the additional amounts described herein, the Company shall have delivered to the trustee a certificate, signed by a duly authorized officer, stating that based on such opinion the Company is entitled to redeem the Securities pursuant to their terms.

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on the Securities such additional amounts as are necessary in order that the net payment by the Company or the Paying Agent of the principal of and interest on the Securities to a Holder that is not a United States person (as defined below), after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the Securities to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)    to any tax, assessment or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such holder holds such Security), or a fiduciary, settlor, beneficiary, member or shareholder of the Holder or beneficial owner if the Holder or beneficial owner is an estate, trust, partnership, corporation or other entity, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)    being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

(b)    having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Securities or the receipt of any payment or the enforcement of any rights thereunder), including being or having been a citizen or resident of the United States;

(c)    being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for United States federal income tax purposes, a foreign tax-exempt organization or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)    being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision; or

(e)    being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, as described in Section 881(c)(3) of the Code or any successor provision;

(2)    to any Holder that is not the sole beneficial owner of the Securities, or a portion of the Securities, or that is a fiduciary, partnership, limited liability company or other fiscally transparent entity, but only to the extent that a beneficial owner with respect to the Holder, a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership, limited liability company or other fiscally transparent entity would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)    to any tax, assessment or other governmental charge that would not have been imposed but for the failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of Securities, if compliance is required by statute, by regulation of the United States or any taxing authority therein, by an applicable income tax treaty to which the United States is a party or as a precondition to exemption from, or reduction in such tax, assessment or other governmental charge;

(4)    to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or an applicable withholding agent from the payment;

(5)    to any tax, assessment or other governmental charge that would not have been imposed but for a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)    to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains or personal property tax or similar tax, assessment or other governmental charge or excise tax imposed on the transfer of Securities;

(7)    to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Securities, if such payment can be made without such withholding by at least one other paying agent;

(8)    to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of any Security, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(9)    to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner being a bank (i) purchasing the Securities in the ordinary course of its lending business or (ii) that is neither (A) buying the notes for investment purposes only nor (B) buying the Securities for resale to a third party that either is not a bank or holding the Securities for investment purposes only;

(10)    to any tax, assessment or other governmental charge imposed under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code whether currently in effect or as published and amended from time to time; or

(11)    in the case of any combination of items (1) through (10) above.

The Securities are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Securities. Except as specifically provided herein, the Company will not be required to make any payment for any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used herein, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States person” means any individual who is a citizen or resident of the United States for United States federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

If the Company is required to pay additional amounts with respect to the Securities, the Company will notify the Trustee and the Paying Agent pursuant to a certificate signed by a duly authorized officer that specifies the additional amounts payable and when the additional amounts are payable. If the Trustee and the Paying Agent do not receive such an officer’s certificate from us, the Trustee and the Paying Agent may rely on the absence of such an officer’s certificate in assuming that no such additional amounts are payable.

Notice of redemption will be sent to Holders of Securities, not more than 60 days nor less than 10 days prior to the date fixed for redemption, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Securities to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any redemption date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

Subject to certain conditions set forth in the Indenture, the Company at any time may discharge or defease some of or all of its obligations under this Security and the Indenture in accordance with Section 4.03 of the Indenture.

All payments of interest and principal, including payments made upon any redemption of the Securities of this series, will be payable in Euros. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or if the Euro is no longer being used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Securities of this series will be made in United States dollars until the Euro is again available to the Company or so used. The amount payable on any date in Euros will be converted into United States dollars on the basis of the most recently available market exchange rate for Euros. Any payment in respect of the Securities so made in United States dollars will not constitute an Event of Default under this Security or the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding (with each series voting as a separate class in certain cases specified in the Indenture, or with all series voting as one class, in certain other cases specified in the Indenture), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notification of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice at the Corporate Trust Office of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series and all other affected series shall have made written request to the Trustee to institute such proceeding as trustee (and offered security or indemnity satisfactory to the Trustee), and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of all affected series a direction inconsistent with such request and shall have failed to institute such proceedings within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and any interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and any interest on such Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Company and the Trustee shall be entitled to request an opinion of counsel providing that the transfer complies with applicable securities laws.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Notwithstanding anything in the Indenture or in the terms of this Security to the contrary, the exchange of this Security for a Security will be subject to satisfaction of the provisions of the United States tax laws in effect at the time of the exchange. Neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be required to exchange this Security for a Security if (a) as a result thereof and in the Company’s judgment, the Company would incur adverse consequences under then applicable United States Federal income tax laws and (b) in the case of the Trustee or any agent of the Company or the Trustee, the Company shall have delivered to such Person an Officer’s Certificate and an Opinion of Counsel as to the matters set forth in clause (a) above.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT C

[Form of 0.835% Note due 2032]

[Face of Security]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM,” AND TOGETHER WITH EUROCLEAR, “CLEARING SYSTEMS”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF BT GLOBENET NOMINEES LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CLEARING SYSTEMS (AND ANY PAYMENT IS MADE TO BT GLOBENET NOMINEES LIMITED OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CLEARING SYSTEMS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, BT GLOBENET NOMINEES LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY (OR A NOMINEE THEREOF) FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND DEPOSITED WITH, CLEARSTREAM AND/OR EUROCLEAR (THE “COMMON DEPOSITARY”). THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE COMMON DEPOSITARY OR OTHER DULY APPOINTED DEPOSITARY OR SUCH NOMINEE, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

EXXON MOBIL CORPORATION

No. [ ]	€[ ]

CUSIP / ISIN / Common Code: U30276 AE6 / XS2196322403 / 219632240

EXXON MOBIL CORPORATION, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Deutsche Bank AG, London Branch, as common depositary for Euroclear Bank S.A./N.V. and Clearstream Banking, société anonyme, the principal sum of [                ] EUROS on June 26, 2032 and to pay interest thereon from June 26, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on June 26 in each year, commencing on June 26, 2021 at the rate of 0.835% per annum, computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities (or from June 26, 2020, if no interest has been paid on the Securities), to but excluding the next scheduled Interest Payment Date, until the principal hereof is paid or made available for payment. The interest so payable, and timely paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so timely paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, pursuant to the Indenture, which shall initially be the

Corporate Trust Office of the Trustee located at 60 Wall Street, 24th Floor, Trust & Agency Services, New York, New York 10005, in such coin or currency of the European Monetary Union as at the time of payment is legal tender for payment of public and private debt. The Company, by or through the Paying Agent or one or more additional paying agents, may at its option pay interest by check payable in such money mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, however, that payments in connection with Global Securities to the Common Depositary will be made by wire transfer of immediately available funds to the account of the Common Depositary or its nominee.

Reference is hereby made to the further provisions of this Security set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: June 26, 2020

EXXON MOBIL CORPORATION

By:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the Indenture described herein.

Dated: June 26, 2020

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Title:	Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 20, 2014, between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) (as amended and supplemented by a first supplemental indenture, dated as of the date hereof, between the Company and the Trustee, and as further supplemented by the Officer’s Certificate setting forth the terms of the Securities dated as of the date hereof, herein called the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to €1,000,000,000, subject to (i) the Company’s right from time to time, without giving notice to or seeking the consent of the holders of the Securities, to issue an unlimited amount of additional securities in one or more series having the same ranking and the same interest rate, maturity and other terms as the Securities other than issue date, issue price and the payment of interest accruing prior to the issue date of the additional securities (such additional securities having such similar terms, together with the Securities of this series, constituting a single issue of Securities under the Indenture), provided that if such additional securities are not fungible with the then-outstanding Securities of this series for U.S. federal income tax purposes, the additional securities shall have a separate CUSIP, ISIN, common code or other identifying number, as applicable, and (ii) Securities of this series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to the provisions of the Indenture. The Securities of this series are issuable as Securities only in registered form, without coupons in denominations of €100,000 or any integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Security or Securities to be exchanged at any office or agency described below where Securities of this series may be presented for registration of transfer.

Any or all of the Securities of this series are redeemable at the Company’s option at any time. The redemption price for any Securities to be redeemed on any date fixed for redemption by or pursuant to the Indenture and the Securities (a “Redemption Date”) that is prior to March 26, 2032 (three months before Maturity of the Securities) will be equal to the greater of the following amounts:

•	100% of the principal amount of the Securities being redeemed; or

•

the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate, plus 20 basis points;

plus, in each case, accrued and unpaid interest on the Securities to such Redemption Date.

The redemption price for any Securities to be redeemed on a Redemption Date that is on or after March 26, 2032 (three months before Maturity of the Securities) will be equal to 100% of the principal amount of the Securities being redeemed on such Redemption Date, plus accrued and unpaid interest on such Securities to such Redemption Date.

Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the relevant Interest Payment Date to the Holders of the Securities as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date. The redemption price will be calculated on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities (or from June 26, 2020, if no interest has been paid on the Securities), to but excluding the redemption date (ACTUAL/ACTUAL (ICMA)).

Partial redemption must be made in an amount not less than €100,000 or any integral multiple of €1,000 in excess thereof.

If (a) the Company becomes or will become obligated to pay additional amounts with respect to any of the Securities as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendments to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is publicly announced and becomes effective, on or after June 23, 2020 or (b) a taxing authority of the United States takes an action on or after June 23, 2020, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such additional amounts, then the Company may, at its option, redeem, as a whole, but not in part, the applicable series of the Securities on any interest payment date on not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for redemption. No redemption pursuant to subclause (b) above shall be made unless the Company shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that the Company will or may be required to pay the additional amounts described herein, the Company shall have delivered to the trustee a certificate, signed by a duly authorized officer, stating that based on such opinion the Company is entitled to redeem the Securities pursuant to their terms.

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on the Securities such additional amounts as are necessary in order that the net payment by the Company or the Paying Agent of the principal of and interest on the Securities to a Holder that is not a United States person (as defined below), after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the Securities to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)    to any tax, assessment or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such holder holds such Security), or a fiduciary, settlor, beneficiary, member or shareholder of the Holder or beneficial owner if the Holder or beneficial owner is an estate, trust, partnership, corporation or other entity, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)    being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

(b)    having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Securities or the receipt of any payment or the enforcement of any rights thereunder), including being or having been a citizen or resident of the United States;

(c)    being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for United States federal income tax purposes, a foreign tax-exempt organization or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)    being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision; or

(e)    being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, as described in Section 881(c)(3) of the Code or any successor provision;

(2)    to any Holder that is not the sole beneficial owner of the Securities, or a portion of the Securities, or that is a fiduciary, partnership, limited liability company or other fiscally transparent entity, but only to the extent that a beneficial owner with respect to the Holder, a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership, limited liability company or other fiscally transparent entity would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)    to any tax, assessment or other governmental charge that would not have been imposed but for the failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of Securities, if compliance is required by statute, by regulation of the United States or any taxing authority therein, by an applicable income tax treaty to which the United States is a party or as a precondition to exemption from, or reduction in such tax, assessment or other governmental charge;

(4)    to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or an applicable withholding agent from the payment;

(5)    to any tax, assessment or other governmental charge that would not have been imposed but for a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)    to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains or personal property tax or similar tax, assessment or other governmental charge or excise tax imposed on the transfer of Securities;

(7)    to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Securities, if such payment can be made without such withholding by at least one other paying agent;

(8)    to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of any Security, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(9)    to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner being a bank (i) purchasing the Securities in the ordinary course of its lending business or (ii) that is neither (A) buying the notes for investment purposes only nor (B) buying the Securities for resale to a third party that either is not a bank or holding the Securities for investment purposes only;

(10)    to any tax, assessment or other governmental charge imposed under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code whether currently in effect or as published and amended from time to time; or

(11)    in the case of any combination of items (1) through (10) above.

The Securities are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Securities. Except as specifically provided herein, the Company will not be required to make any payment for any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used herein, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States person” means any individual who is a citizen or resident of the United States for United States federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

If the Company is required to pay additional amounts with respect to the Securities, the Company will notify the Trustee and the Paying Agent pursuant to a certificate signed by a duly authorized officer that specifies the additional amounts payable and when the additional amounts are payable. If the Trustee and the Paying Agent do not receive such an officer’s certificate from us, the Trustee and the Paying Agent may rely on the absence of such an officer’s certificate in assuming that no such additional amounts are payable.

Notice of redemption will be sent to Holders of Securities, not more than 60 days nor less than 10 days prior to the date fixed for redemption, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Securities to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any redemption date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

Subject to certain conditions set forth in the Indenture, the Company at any time may discharge or defease some of or all of its obligations under this Security and the Indenture in accordance with Section 4.03 of the Indenture.

All payments of interest and principal, including payments made upon any redemption of the Securities of this series, will be payable in Euros. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or if the Euro is no longer being used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Securities of this series will be made in United States dollars until the Euro is again available to the Company or so used. The amount payable on any date in Euros will be converted into United States dollars on the basis of the most recently available market exchange rate for Euros. Any payment in respect of the Securities so made in United States dollars will not constitute an Event of Default under this Security or the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding (with each series voting as a separate class in certain cases specified in the Indenture, or with all series voting as one class, in certain other cases specified in the Indenture), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notification of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice at the Corporate Trust Office of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series and all other affected series shall have made written request to the Trustee to institute such proceeding as trustee (and offered security or indemnity satisfactory to the Trustee), and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of all affected series a direction inconsistent with such request and shall have failed to institute such proceedings within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and any interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and any interest on such Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Company and the Trustee shall be entitled to request an opinion of counsel providing that the transfer complies with applicable securities laws.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Notwithstanding anything in the Indenture or in the terms of this Security to the contrary, the exchange of this Security for a Security will be subject to satisfaction of the provisions of the United States tax laws in effect at the time of the exchange. Neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be required to exchange this Security for a Security if (a) as a result thereof and in the Company’s judgment, the Company would incur adverse consequences under then applicable United States Federal income tax laws and (b) in the case of the Trustee or any agent of the Company or the Trustee, the Company shall have delivered to such Person an Officer’s Certificate and an Opinion of Counsel as to the matters set forth in clause (a) above.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT D

[Form of 1.408% Note due 2039]

[Face of Security]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM,” AND TOGETHER WITH EUROCLEAR, “CLEARING SYSTEMS”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF BT GLOBENET NOMINEES LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CLEARING SYSTEMS (AND ANY PAYMENT IS MADE TO BT GLOBENET NOMINEES LIMITED OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CLEARING SYSTEMS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, BT GLOBENET NOMINEES LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY (OR A NOMINEE THEREOF) FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND DEPOSITED WITH, CLEARSTREAM AND/OR EUROCLEAR (THE “COMMON DEPOSITARY”). THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE COMMON DEPOSITARY OR OTHER DULY APPOINTED DEPOSITARY OR SUCH NOMINEE, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

EXXON MOBIL CORPORATION

No. [ ]	€[ ]

CUSIP / ISIN / Common Code: U30276 AD8 / XS2196324011 / 219632401

EXXON MOBIL CORPORATION, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Deutsche Bank AG, London Branch, as common depositary for Euroclear Bank S.A./N.V. and Clearstream Banking, société anonyme, the principal sum of [                ] EUROS on June 26, 2039 and to pay interest thereon from June 26, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on June 26 in each year, commencing on June 26, 2021 at the rate of 1.408% per annum, computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities (or from June 26, 2020, if no interest has been paid on the Securities), to but excluding the next scheduled Interest Payment Date, until the principal hereof is paid or made available for payment. The interest so payable, and timely paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so timely paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, pursuant to the Indenture, which shall initially be the Corporate Trust Office of the Trustee located at 60 Wall Street, 24th Floor, Trust & Agency Services, New York,

New York 10005, in such coin or currency of the European Monetary Union as at the time of payment is legal tender for payment of public and private debt. The Company, by or through the Paying Agent or one or more additional paying agents, may at its option pay interest by check payable in such money mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, however, that payments in connection with Global Securities to the Common Depositary will be made by wire transfer of immediately available funds to the account of the Common Depositary or its nominee.

Reference is hereby made to the further provisions of this Security set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: June 26, 2020

EXXON MOBIL CORPORATION

By:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the Indenture described herein.

Dated: June 26, 2020

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Title:	Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 20, 2014, between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) (as amended and supplemented by a first supplemental indenture, dated as of the date hereof, between the Company and the Trustee, and as further supplemented by the Officer’s Certificate setting forth the terms of the Securities dated as of the date hereof, herein called the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to €1,000,000,000, subject to (i) the Company’s right from time to time, without giving notice to or seeking the consent of the holders of the Securities, to issue an unlimited amount of additional securities in one or more series having the same ranking and the same interest rate, maturity and other terms as the Securities other than issue date, issue price and the payment of interest accruing prior to the issue date of the additional securities (such additional securities having such similar terms, together with the Securities of this series, constituting a single issue of Securities under the Indenture), provided that if such additional securities are not fungible with the then-outstanding Securities of this series for U.S. federal income tax purposes, the additional securities shall have a separate CUSIP, ISIN, common code or other identifying number, as applicable, and (ii) Securities of this series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to the provisions of the Indenture. The Securities of this series are issuable as Securities only in registered form, without coupons in denominations of €100,000 or any integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Security or Securities to be exchanged at any office or agency described below where Securities of this series may be presented for registration of transfer.

Any or all of the Securities of this series are redeemable at the Company’s option at any time. The redemption price for any Securities to be redeemed on any date fixed for redemption by or pursuant to the Indenture and the Securities (a “Redemption Date”) that is prior to December 26, 2038 (six months before Maturity of the Securities) will be equal to the greater of the following amounts:

•	100% of the principal amount of the Securities being redeemed; or

•

the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to such Redemption Date) discounted to their present value as of such Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate, plus 25 basis points;

plus, in each case, accrued and unpaid interest on the Securities to such Redemption Date.

The redemption price for any Securities to be redeemed on a Redemption Date that is on or after December 26, 2038 (six months before Maturity of the Securities) will be equal to 100% of the principal amount of the Securities being redeemed on such Redemption Date, plus accrued and unpaid interest on such Securities to such Redemption Date.

Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the relevant Interest Payment Date to the Holders of the Securities as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date. The redemption price will be calculated on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities (or from June 26, 2020, if no interest has been paid on the Securities), to but excluding the redemption date (ACTUAL/ACTUAL (ICMA)).

Partial redemption must be made in an amount not less than €100,000 or any integral multiple of €1,000 in excess thereof.

If (a) the Company becomes or will become obligated to pay additional amounts with respect to any of the Securities as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendments to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is publicly announced and becomes effective, on or after June 23, 2020 or (b) a taxing authority of the United States takes an action on or after June 23, 2020, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such additional amounts, then the Company may, at its option, redeem, as a whole, but not in part, the applicable series of the Securities on any interest payment date on not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for redemption. No redemption pursuant to subclause (b) above shall be made unless the Company shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that the Company will or may be required to pay the additional amounts described herein, the Company shall have delivered to the trustee a certificate, signed by a duly authorized officer, stating that based on such opinion the Company is entitled to redeem the Securities pursuant to their terms.

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on the Securities such additional amounts as are necessary in order that the net payment by the Company or the Paying Agent of the principal of and interest on the Securities to a Holder that is not a United States person (as defined below), after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the Securities to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)    to any tax, assessment or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such holder holds such Security), or a fiduciary, settlor, beneficiary, member or shareholder of the Holder or beneficial owner if the Holder or beneficial owner is an estate, trust, partnership, corporation or other entity, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)    being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

(b)    having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Securities or the receipt of any payment or the enforcement of any rights thereunder), including being or having been a citizen or resident of the United States;

(c)    being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for United States federal income tax purposes, a foreign tax-exempt organization or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)    being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision; or

(e)    being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, as described in Section 881(c)(3) of the Code or any successor provision;

(2)    to any Holder that is not the sole beneficial owner of the Securities, or a portion of the Securities, or that is a fiduciary, partnership, limited liability company or other fiscally transparent entity, but only to the extent that a beneficial owner with respect to the Holder, a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership, limited liability company or other fiscally transparent entity would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)    to any tax, assessment or other governmental charge that would not have been imposed but for the failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of Securities, if compliance is required by statute, by regulation of the United States or any taxing authority therein, by an applicable income tax treaty to which the United States is a party or as a precondition to exemption from, or reduction in such tax, assessment or other governmental charge;

(4)    to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or an applicable withholding agent from the payment;

(5)    to any tax, assessment or other governmental charge that would not have been imposed but for a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)    to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains or personal property tax or similar tax, assessment or other governmental charge or excise tax imposed on the transfer of Securities;

(7)    to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Securities, if such payment can be made without such withholding by at least one other paying agent;

(8)    to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of any Security, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(9)    to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner being a bank (i) purchasing the Securities in the ordinary course of its lending business or (ii) that is neither (A) buying the notes for investment purposes only nor (B) buying the Securities for resale to a third party that either is not a bank or holding the Securities for investment purposes only;

(10)    to any tax, assessment or other governmental charge imposed under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code whether currently in effect or as published and amended from time to time; or

(11)    in the case of any combination of items (1) through (10) above.

The Securities are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Securities. Except as specifically provided herein, the Company will not be required to make any payment for any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used herein, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States person” means any individual who is a citizen or resident of the United States for United States federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

If the Company is required to pay additional amounts with respect to the Securities, the Company will notify the Trustee and the Paying Agent pursuant to a certificate signed by a duly authorized officer that specifies the additional amounts payable and when the additional amounts are payable. If the Trustee and the Paying Agent do not receive such an officer’s certificate from us, the Trustee and the Paying Agent may rely on the absence of such an officer’s certificate in assuming that no such additional amounts are payable.

Notice of redemption will be sent to Holders of Securities, not more than 60 days nor less than 10 days prior to the date fixed for redemption, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Securities to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any redemption date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

Subject to certain conditions set forth in the Indenture, the Company at any time may discharge or defease some of or all of its obligations under this Security and the Indenture in accordance with Section 4.03 of the Indenture.

All payments of interest and principal, including payments made upon any redemption of the Securities of this series, will be payable in Euros. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or if the Euro is no longer being used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Securities of this series will be made in United States dollars until the Euro is again available to the Company or so used. The amount payable on any date in Euros will be converted into United States dollars on the basis of the most recently available market exchange rate for Euros. Any payment in respect of the Securities so made in United States dollars will not constitute an Event of Default under this Security or the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding (with each series voting as a separate class in certain cases specified in the Indenture, or with all series voting as one class, in certain other cases specified in the Indenture), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notification of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice at the Corporate Trust Office of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series and all other affected series shall have made written request to the Trustee to institute such proceeding as trustee (and offered security or indemnity satisfactory to the Trustee), and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of all affected series a direction inconsistent with such request and shall have failed to institute such proceedings within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and any interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and any interest on such Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Company and the Trustee shall be entitled to request an opinion of counsel providing that the transfer complies with applicable securities laws.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Notwithstanding anything in the Indenture or in the terms of this Security to the contrary, the exchange of this Security for a Security will be subject to satisfaction of the provisions of the United States tax laws in effect at the time of the exchange. Neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be required to exchange this Security for a Security if (a) as a result thereof and in the Company’s judgment, the Company would incur adverse consequences under then applicable United States Federal income tax laws and (b) in the case of the Trustee or any agent of the Company or the Trustee, the Company shall have delivered to such Person an Officer’s Certificate and an Opinion of Counsel as to the matters set forth in clause (a) above.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.